1130 WEST PENDER STREET

                           Vancouver, British Columbia









LEASE




Between -                1862 HOLDINGS LTD.


                                                                     as Landlord
and-                     ANGELAUDIO.COM INC.

                                                                       as Tenant

                             1130 WEST PENDER STREET

                           VANCOUVER, BRITISH COLUMBIA


THIS LEASE MADE THE 1st day of June, 2000.

In Pursuance of the Land Transfer Form Act, Part 2

BETWEEN:
                       1862 HOLDINGS LTD., a corporation having its head office address at Suite 1800, Four Bentall Centre, 1055 Dunsmuir Street, Vancouver, British Columbia, V7X 1B1.

                       (herein called the Landlord)

                                    OF THE FIRST PART
AND:

                       ANGELAUDIO.COM INC., a body corporate, having a business office at Suite 1200 - 1130 West Pender Street, Vancouver, British Columbia V6E 4A4

                       (herein called the "Tenant")

                                  OF THE SECOND PART


THIS AGREEMENT WITNESSETH:

SECTION I         DEFINITIONS

1.01 As used herein, the following expressions shall have the following meanings:

       (a) "Building": the building(s), structure(s) and improvements constructed on the Land, including Landlord's equipment, systems and fixtures therein.

       (b) "Business Days": Mondays to Fridays inclusive, legal and statutory holidays excepted.

       (c)    "Business Hours": 8:00 A.M. to 5:30 P.M. during Business Days.



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       (d)    "Commencement Date":

              (i)    the 1st day of June, 2000,

       (e) "Hazardous Substance": any contaminant; pollutant; dangerous, noxious or toxic substance; hazardous waste; flammable, explosive or radioactive material; urea formaldehyde foam insulation, asbestos, PCBs and substances or any other materials declared or defined to be hazardous, toxic, contaminants or pollutants in or pursuant to any applicable federal, provincial or other laws.

       (f)    "Land": that certain emplacement more fully described in Schedule
              "A".

       (g) "Lease Year": in respect of the first Lease Year, the period of time commencing on the Commencement Date and expiring on the last day of the month of December next following; thereafter Lease Year shall consist of consecutive periods of twelve (12) calendar months. However, the last Lease Year shall terminate upon the expiration of the Term or earlier termination of this Lease, as the case may be. Landlord may in its discretion change the Lease Year from time to time provided that such change will not increase Tenant's liability for any amounts payable pursuant to this Lease.

       (h) "Notices": for the purpose of all notices to the Landlord, the Landlord's address is:

                   c/o BENTALL REAL ESTATE SERVICES (CANADA) LTD.
                   Suite 1800, Four Bentall Centre
                   1055 Dunsmuir Street
                   Vancouver, British Columbia, V7X lB1

                   Telephone:                (604) 661-5656
                   Fax:                      (604) 661-5055

for the purpose of all notices to the Tenant prior to the Commencement Date, the Tenant's address is: Suite 1200 - 1130 West Pender Street, Vancouver, B.C., V6E 4A4.

Notwithstanding the foregoing, either of the parties may notify the other of a change of address in which event all official notices shall thereafter be sent to the last address of which notice is given. All notices required or permitted to be given by either Landlord or Tenant to the other shall be in writing and sent by registered mail (postage prepaid and return receipt requested) or by fax and confirmed by telephone or hand delivered. Delays shall be computed or measured, as the case may be, from the date of actual delivery of any notice referred to herein.

       (i) "Operating Expenses": all costs, charges and expenses incurred by the Landlord in connection with the operation, maintenance and repair of the Land and Building and by way of example only but without limiting the generality of


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              the foregoing, shall include the following without duplication:
              heating, ventilating and air-conditioning costs, maintenance, repairs and replacements; management fees and expenses; salaries, wages, medical, surgical, general welfare benefits (including group life insurance and pension payments), payroll taxes, workmen's compensation insurance contributions and unemployment insurance contributions for the employees of the Landlord (including the Building manager but excluding all executive personnel of the Landlord to the extent not specifically responsible for the administration of the Land and Building) engaged in the operation, administration, maintenance and repair of the Land and Building; security personnel and systems; electricity (except as charged separately to tenants), fuel, water (including sewer rental) and other utilities, taxes, licenses and fees; the cost of conducting any environmental audit or other testing on or in any part of the Building and Land and all costs and expenses incurred by the Landlord in removing any Hazardous Substance from any part of the Building and Land; insurance costs, premiums and deductible payments in respect of fire, casualty, liability, property damage, boiler, loss of rental and such other form or forms of insurance relating to the Land and Building from time to time in effect; cleaning, supervision, maintenance, operation and repair costs, expenses and charges relating to the Land and Building (including, without limitation, the elevators, the garage and parking facilities, and other common areas and facilities) and the equipment, systems and fixtures therein and the making of all necessary repairs, modifications, renovations or replacements therein and thereto; building and cleaning supplies; equipment rental; depreciation of machinery, equipment, facilities and systems which by their nature require periodic replacement; cleaning of windows and exterior curtain walls; cleaning and maintenance of grounds (including snow removal), gardening and landscaping; garbage and waste collection and disposal; amounts payable pursuant to service contracts with independent contractors for maintenance, elevators, cleaning, refuse removal, security operations and repairs; expenditures relating to energy conservation measures or programs; legal and accounting fees and expenses; and a 15% administration fee on the aggregate of the foregoing.

       (j) "Premises": those certain Premises substantially as shown outlined in red on the floor plan(s) hereto attached as Schedule "B" situated on the twelfth floor (12th) of the Building and comprising approximately two thousand twenty-four (2,024) square feet of net rentable area (subject to final measurement).

       (k) "Proportionate Share": means a fraction which has as its numerator the net rentable area of the Premises, and as its denominator, the gross leasable area of the Building.

       (l) "Real Estate Broker", if any: Torode Realty Limited, P.O. Box 6, Commerce Place, Suite 1750, 400 Burrard Street, Vancouver, B.C. V6C 3A6



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       (m)    "Real Estate Taxes": all taxes, rates and assessments, general or special, or any other taxes, rates, assessments, levies and impositions which are now or which may ever be levied against the Land and Building for municipal, urban community, school, public betterment, general, local improvement or other purposes. If the system of taxation now in effect is altered and any new tax or levy is imposed or levied upon the Land and Building and/or the owner thereof and/or the revenues therefrom in substitution for or in addition to all taxes presently levied or imposed upon immovables, the expression "Real Estate Taxes" shall include such new tax or levy. Real Estate Taxes shall also include any legal fees, appraisers' fees or other reasonable costs incurred by the Landlord in respect of the final determination thereof. If the competent authorities shall at any time eliminate any tax, rate, assessment or imposition which compose part of the Real Estate Taxes, Landlord shall eliminate same from the definition of Real Estate Taxes.

       (n)    "Net Rent":

              (i) Yielding and paying unto the Landlord during the Term as rent Thirty Thousand Three Hundred Sixty Dollars ($30,360.00) per annum from the Commencement Date until May 31, 2003 (the "Net Rent") payable at the office of the Landlord, monthly in advance without demand, deduction, set-off or abatement whatsoever on the first day of each and every month in consecutive monthly installments of:

 Year      Start           End        Per Sq. Ft.      Per Annum       Per Month
 1 -3     Jun 1/00      May 31/03      $15.00         $30,360.00      $2,530.00


       (o) "Schedules": the following Schedules are attached hereto: "A" - Land Description, "B" -Premises Description, "C" - Landlord's Work, "D" - Rules and Regulations, "E" - Minimum-Standards for Tenant Finishes.

       (p) "Security Deposit": Four Thousand Seven Hundred Thirty Seven Dollars and Forty Three Cents ($4,737.43).

       (q) "Tax on Capital": the tax or excise imposed upon the Landlord or the owner of the Land and Building by any governmental authority which is measured or based in whole or in part upon the capital employed by such party(ies) with respect to the Land and Building.

       (r) "Term": the period commencing on the Commencement Date and terminating on May 31, 2003.

SECTION II        LEASE

2.01   Landlord does hereby lease the Premises to the Tenant for the Term.



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2.02   Save only for Landlord's Work, if any, referred to in Section 13.01 hereof, Tenant accepts the Premises "as is" and in their present state and condition.

SECTION III       RENTAL

3.01 Tenant covenants and agrees to pay the Net Rent to the Landlord in equal, consecutive, monthly installments, in advance on the first day of each calendar month.

3.02 The Net Rent shall be payable in lawful money of Canada to Landlord at its offices in Vancouver or at such other place or to such other person as may be specified from time to time by Landlord without any demand therefor being necessary, the whole without set-off, reduction, deduction or compensation whatsoever.

SECTION IV        NET RENTALS

4.01 Tenant acknowledges that the Net Rent shall be absolutely net to the Landlord save only as herein expressly set forth and, Landlord shall not be responsible for any costs, charges, expenses or outlays of any nature or kind whatsoever arising from or relating to the Premises, the contents thereof, or the business carried on therein, and the Tenant shall pay all such charges, impositions, costs and expenses of every nature and kind (including such as may be incurred by or paid for by Landlord on its behalf) to Landlord's complete and entire exoneration as well as Tenant's Proportionate Share of the Real Estate Taxes, Tax on Capital and Operating Expenses as hereinafter set forth.

4.02 Tenant shall not be responsible for the payment of Landlord's income taxes (except for Tax on Capital to the extent herein mentioned) and Tenant shall not be responsible for the payment of principal or interest due under any deed of trust affecting the Land and Building.

SECTION V         REAL ESTATE TAXES, TAX ON CAPITAL AND OPERATING EXPENSES

5.01 The Tenant will pay to the Landlord, or to the taxing authorities if the Landlord directs, all taxes for the Premises together with its Proportionate Share of all taxes for the common areas and facilities. If there are separate assessments for the Premises or if taxes are apportioned to the Premises by the taxing authorities, then the Tenant's tax obligations with respect to the Premises will, if the Landlord elects (this right to elect shall be at the Landlord's sole option and the method of tax billing may be revised from time to time by the Landlord at its sole discretion) be as set out in the separate assessments or apportionment, and the Tenant's tax obligations with respect to the common areas and facilities will be payable in accordance with Section
       4.01. If there are no separate assessments or apportionments for the Premises, then the Tenant will pay its Proportionate Share of all taxes levied against the Building and Land. During the first and last years of the Term (in the event same comprise less than a complete tax year), the amount the Tenant is required to pay pursuant to the foregoing shall be subject to per diem adjustments.



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5.02   On or before the commencement of the Term, the Landlord shall invoice the
       Tenant for the Tenant's Proportionate Share of the Real Estate Taxes for the then current tax year(s) which the Tenant shall pay within thirty
       (30) days of receipt or, should actual bills not yet have been received for such taxation year(s), the Landlord shall estimate the amount of the Tenant's Proportionate Share of Real Estate Taxes for the then current tax year(s) and shall invoice the Tenant therefor in equal, consecutive installments which the Tenant shall pay to Landlord in advance on the first day of each calendar month. After the end of each Lease Year, the Landlord shall furnish the Tenant with a statement setting forth such portion thereof that is payable by the Tenant pursuant to this Section V. If such amount is greater or less than the payments on account thereof made by the Tenant pursuant to this Section V, appropriate adjustments shall be made forthwith.

5.03 In addition to Tenants obligation to pay Landlord's invoice for Real Estate Taxes when actual bills are received, Tenant shall continue to make the aforementioned monthly installments on account of estimated future Real Estate Taxes on the same basis or on the basis of Landlord's revised reasonable estimate thereof, as the case may be, and so on from time to time.

5.04 Tenant's Proportionate Share of all expenses incurred by Landlord in obtaining or attempting to obtain a reduction of Real Estate Taxes shall be payable by Tenant to Landlord as additional rental on demand. In the event that the Tenant shall have paid Tenant's Proportionate Share of Real Estate Taxes pursuant to this Section V and the Landlord shall thereafter receive a refund of any portion thereof, the Landlord shall pay to the Tenant the Tenant's Proportionate Share of such refund.

5.05 Landlord shall have no obligation to contest, appeal, object to or litigate the levying or imposition of Real Estate Taxes and/or any valuation imposed with respect thereto and Landlord may settle, compromise, consent so, waive or otherwise determine in its sole discretion all matters and things relating thereto. Tenant shall not itself contest, appeal, object to or litigate the levying or imposition of Real Estate Taxes.

5.06 Should at any time the taxation authorities directly attribute any part of the Real Estate Taxes to the Premises or the improvements therein, Tenant shall pay for same in addition to Tenant's Proportionate Share of the remainder of the Real Estate Taxes (to be deducted from the said remainder the amount, if any, directly attributed by the taxation authorities to other premises or tenant improvements in the Building), the whole in the manner and subject to the conditions hereinabove set forth.

5.07 Throughout the Term, any renewal thereof and/or holding over thereunder, the Tenant shall pay as additional rent the Tenant's Proportionate Share of Operating Expenses and Tax on Capital. During the first and last years of the Term (in the event same comprise less than a complete Lease Year), the amount the Tenant is required to pay pursuant to the foregoing shall be subject to per diem adjustments.



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5.08   On or before the commencement of the Term, Landlord shall estimate the amount of Operating Expenses and Tax on Capital for the then current Lease Year and shall invoice Tenant for Tenant's Proportionate Share thereof in equal consecutive monthly installments which Tenant shall pay to Landlord in advance on the first day of each calendar month. After the end of each Lease Year, Landlord shall furnish Tenant with a statement setting forth the actual Operating Expenses and Tax on Capital for such Lease Year together with Tenant's Proportionate Share thereof. If such amount is greater or less than the payments on account thereof made by Tenant pursuant hereto, appropriate adjustments shall be made forthwith. Thereafter, Tenant shall continue to make the aforementioned monthly installments on account of estimated Operating Expenses and Tax on Capital for the ensuing Lease Year on the same basis or on the basis of Landlord's revised reasonable estimate of same, as the case may be, and so on from time to time.

5.09 Notwithstanding anything hereinabove contained, if the Building is less than fully occupied during any Lease Year, the Landlord shall be entitled to allocate such part of the Operating Expenses which are attributable to the use and occupancy of the Building (such as, but not limited to, heating, air-conditioning and ventilating expenses, electricity, cleaning and cleaning supplies) to the rented space in the Building only and the Tenant shall pay a proportion thereof, same to be the ratio that the net rentable area of the Premises bears to the net rentable area of all rented space in the Building, excluding parking and storage areas. In no event, however, will Tenant be obliged to pay an amount in virtue of the foregoing which is greater than the amount the Tenant would have paid as Tenant's Proportionate Share had the Building been fully occupied.

5.10 Failure or delay on the part of the Landlord to avail itself of any of the provisions of this Section V shall not constitute any waiver or renunciation of its rights provided herein.

5.11 Notwithstanding anything contained in this Section V to the contrary, Landlord reserves the right to allocate all or any part of the Real Estate Taxes, Operating Expenses and Tax on Capital between Tenant and other tenants of the Building in a manner different than that herein contemplated should such allocation, in Landlord's sole reasonable discretion, appear more equitable in the circumstances.

SECTION VI        USE OF PREMISES

6.01 The Tenant shall use the Premises for a business office and for no other purpose. Nothing herein shall be so interpreted as to imply that this Lease is conditional upon the Tenant obtaining any permits or licenses for the exploitation of such business from any municipal, provincial or other authority.

SECTION VII       UTILITIES AND ADDITIONAL CHARGES

7.01 The Tenant shall pay as and when due all water taxes, business taxes and other similar rates and taxes which may be levied or imposed upon the Premises or upon the


                                     Page 7
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       business carried on therein, and also all other rates and taxes which are or may be payable by the Tenant as tenant or occupant thereof. If the mode of collecting such taxes be so altered as to make the Landlord and/or the proprietor liable therefor instead of the Tenant, the Landlord will pay such accounts and the Tenant will repay the Landlord as additional rent on demand the amount so paid.

7.02 The Landlord (subject to its ability to obtain the same from its principal supplier) will cause the Premises to be supplied with electric current for the lighting and power required therein for the operation of the Tenant's reasonable needs, which current the Tenant hereby agrees to take and receive from the Landlord.

              In the event any special lighting (above Building standard) or equipment (including, but not limited to, special heating, ventilating, air-conditioning systems, printing presses, computers and the like) is installed in the Premises or lighting is used beyond Business Hours or in any other event where there is reason to believe that excess electricity is being consumed in the Premises, the Landlord shall have the right to survey or meter (at the Tenant's expense) the total electrical consumption and the Tenant shall pay for any excess disclosed by said survey or metering by appropriate increases in the aforementioned monthly installments.

7.03 The Tenant shall pay as and when due all license fees, water rates, sewer rates and other like fees, charges, rates and assessments that may be levied, charged, rated or assessed against the Premises and/or the equipment and facilities thereon or therein and/or any property on the Premises owned or brought thereon by Tenant.

7.04 In the event the Premises are separately metered, utilities charges will be determined on the basis of those meters. Otherwise the Landlord will determine in an equitable manner (with the determination being final and binding) the utilities charges for the Premises on the basis of check meters if they exist, hours of usage, square footage, connected load and any other methods as would be practiced by a prudent landlord. The Tenant will pay for the cost of any metering which the Tenant requests the Landlord to install or which the Landlord wishes to install in the Premises or in the Building for the purpose of assisting in determining the consumption of any utility charges applicable to the Premises.

              The Tenant shall pay for the cost of all other utilities consumed or used within the Premises, same to include, without limitation, the cost of electric current, water, gas, steam, fuel or other energy and Tenant shall pay for the cost of all fittings, machines, apparatus, meters or other things leased in respect thereof and for all work or services performed by any corporation or commission in connection with any such utilities.

7.05 In the event the Premises are separately metered, the Tenant will pay promptly and directly to any public authority any charges referred to in this Section VII and Tenant will retain evidence of payment of any charges referred to in this Section VII which it


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       pays directly to any public authority for inspection by Landlord at
       Tenant's offices during normal Business Hours upon reasonable prior notice, the whole for a period of two (2) years following the due dates for payment of said charges.

SECTION VIII      SERVICES

8.01   (a)    Business Hours: The Landlord shall keep the Building open during
              Business Hours. The Landlord shall make reasonable provision to allow Tenant access to the Premises at other times.

       (b) Cleaning: The Landlord shall clean the Premises in accordance with standards for comparable buildings at such time or times outside Business Hours on Business Days as Landlord may, in its sole discretion, determine. The Tenant shall leave the Premises reasonably tidy for purposes of cleaning.

       (c) Heating: The Landlord shall provide heat to the Premises during Business Hours.

       (d) Air-Conditioning: The Landlord shall provide reasonable air-conditioning service during Business Hours. Any special requirements or equipment above Building standards shall be at the Tenant's sole cost and expense. The Landlord shall not be responsible for the failure of air-conditioning equipment to perform its function if such failure shall result from unapproved partitioning within the Premises or unapproved changes or alterations thereto, the failure on the part of the Tenant to shade windows which are exposed to the sun, or excessive use of electrical power by the Tenant.

       (e) Elevators: The Landlord shall keep the passenger elevator(s) in operation during Business Hours. Limited elevator access to the Premises will be made available at all other times.

       (f) Lighting: The Landlord shall supply Building standard lighting fixtures as well as lamps, bulbs, tubes, starters and ballasts on the Commencement Date. Lamps, bulbs, tubes, starters and ballasts shall thereafter be replaced by Landlord at the Landlord's cost, Landlord reserving the right to relamp the entire Premises at Tenant's cost when Landlord, acting reasonably, considers it cost efficient or otherwise in accordance with sound property management practice to do so.

       (g) Public Washrooms and Facilities: The Landlord shall furnish men's and women's washroom facilities in the central service core on each office floor. Said washrooms shall be supplied with soap, paper supplies and other necessary materials.

8.02 Except as provided for herein, the cost of providing all of the foregoing services shall form part of Operating Expenses save that the provision of any services other than cleaning, if provided outside Business Hours (to the extent same can be made available

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       upon reasonable prior notice to Landlord), shall be at the Tenant's sole cost and expense. The cost of supplies to washrooms contained within the Premises other than in the central service core shall be for Tenant's account.

SECTION IX        SECURITY

9.01 The Tenant shall furnish the Premises with and maintain therein a sufficient quantity of furniture, fixtures, equipment and other effects to secure the payment of one (1) year's Net Rent, Tenant's Proportionate Share of the Real Estate Taxes, Operating Expenses and Tax on Capital.

9.02 The Tenant represents and warrants that all furniture, fixtures, and other effects garnishing the Premises will be free and clear of all liens, privileges, conditional sale contracts and other encumbrances of any nature whatsoever and all such furniture, fixtures and other effects will be bound with a lien in favour of the Landlord and chargeable for the Net Rent and all additional rent owing hereunder and for the fulfillment of the other covenants and agreements of the Tenant herein contained.

9.03 In the event the Tenant fails to provide the security hereinabove mentioned or should the value of the security provided by the Tenant be diminished or reduced as a consequence of third party rights or otherwise, then in either event the Landlord may, without prejudice to any of its other rights in virtue of this Lease but in addition thereto, exact from the Tenant alternate security by way of a cash deposit equal to the aggregate of one (1) year's Net Rent, Real Estate Taxes, Operating Expenses and Tax on Capital due hereunder, said alternate security to be governed by all of the provisions of Section XVIII hereof. The Tenant undertakes to provide said alternate security forthwith upon demand for same.

SECTION X         ASSIGNMENT AND SUBLETTING

10.01 The Tenant shall not assign this Lease or sublet the Premises or any part thereof or allow the Premises or any part thereof to be used by another without the prior written consent of the Landlord, which consent shall not be unreasonably withheld. The Landlord's refusal of consent shall be deemed reasonable (without in any way restricting the Landlord's right to refuse its consent on other reasonable grounds) where the assignee or subtenant proposed by the Tenant is then a tenant of the Building and the Landlord has or will have during the next ensuing eighteen (18) months suitable space for rent in the Building, where the nature of the business to be conducted by the assignee or subtenant conflicts with exclusive rights granted other tenants or occupants of the Building, where the prospective assignee or subtenant is a consulate, embassy, trade commission or other representative of a foreign government, where the Premises are intended to be used as medical, dental, government or quasi-government offices, where the proposed assignee or subtenant does not intend to bona fide physically occupy and carry on business from the Premises or when the proposed assignment or sublease is made prior to the Tenant commencing to physically and bona fide occupy and carry on business from the Premises.

10.02 As an alternative to such consent (and without being obliged or affecting its other rights), the Landlord shall have the right:

       (a) to sublease the Premises from the Tenant (or such part thereof as Tenant seeks to sublet) under the same terms and conditions set forth in the agreement with the assignee or subtenant except in respect of rent which shall be the lesser of the Net Rent (or a proportionate amount thereof in the event only a part of the Premises is intended to be sublet) or the rental payable pursuant to the assignment or sublease agreement, as the case may be; or

       (b) to cancel the Lease for the Premises (or, as the case may be, for that portion thereof that Tenant seeks to sublet) the whole as, of and from the date Tenant wishes to assign this Lease or sublet the Premises or permit their use by another. Landlord shall exercise the rights herein granted by sending notice thereof to Tenant within thirty (30) days following receipt of the notice referred to in Section 10.04 hereof.

10.03 Notwithstanding any assignment, subletting or permitted use by another, the Tenant shall remain jointly and severally responsible with the assignee, sublessee or user (and, in the circumstances contemplated in Section 10.05 hereof, with the party who acquires control), without benefit or division or discussion, for the payment of the Net Rent and for the performance of all other obligations of the Tenant under this Lease for the original Term if the Tenant assigns the Lease in the original Term and any renewals. The Net Rent payable by the Tenant shall be increased by an amount equal to the profit, if any, derived by Tenant from the sublease, assignment or transfer. For all purposes hereof, "profit" shall mean the rent, additional rent and other amounts payable directly or indirectly by the subtenant, transferee or assignee to or for the account of the Tenant in excess of the Net Rent and additional rent payable by Tenant hereunder including but not limited to all capital or other sums paid for improvements or otherwise. Landlord shall have the right to require the subtenant, transferee or assignee to pay its rent directly to the Landlord.

10.04 Tenant agrees to provide Landlord with at least thirty (30) days' prior written notice of the name, address and nature of business of the proposed assignee or sublessee, such credit references and other information as Landlord may reasonably request and copies of the executed assignment or sublease agreement which must be conditional upon Tenant obtaining the Landlord's consent as hereinabove provided.

10.05 If at any time effective control of the Tenant is acquired or exercised by any person or persons not having effective control of the Tenant on the date of execution of this Lease, the same shall be deemed to constitute a sublease to the party acquiring such control subject to all of the provisions hereof.

10.06 The Tenant will not advertise the Premises for the purpose of any sublease or assignment without obtaining the prior written approval of the Landlord to the

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       proposed text, such approval not to be unreasonably withheld or delayed.
       In no event will the rental rate appear in any such advertisements.

SECTION XI        READINESS FOR OCCUPATION

11.01 The Landlord shall not be liable for damages in the event Landlord's Work, if any, in the Premises has not been completed by a particular date, it being understood that this Lease shall remain in full force and effect except that Net Rent shall be calculated as and from the date that the Landlord's Work has been substantially completed or would have been substantially completed had the Tenant not delayed the Landlord in the completion of Landlord's Work.

SECTION XII       TENANT CARE

12.01 The Tenant shall maintain and keep the Premises, including all replacements, alterations, additions and improvements thereto, in good order and condition and shall, in accordance with the procedures set forth in Section XIII hereof, perform or cause to be performed all repairs (other than structural repairs of a non-recurring nature not caused by Tenant's fault, negligence or breach of any obligation hereunder or at law) which may from time to time be required therein or thereto.

12.02 At the expiration or sooner termination of this Lease, Tenant shall return the Premises to Landlord in the state and condition in which they are to be maintained and repaired as herein provided.

12.03 The Tenant shall not bring into the Building any machinery, equipment, article or thing that by reason of weight or size might cause damage thereto and in no event shall Tenant overload the floors of the Building.

12.04 In the event Tenant fails to comply with the obligation to maintain, repair and replace imposed hereunder, the Landlord, after giving written notice of five (5) days to the Tenant, shall have the right to carry out such maintenance, repairs and replacements and any and all costs incurred by the Landlord in so doing, together with a fee equal to twenty percent (20%) of such costs, shall be payable by the Tenant to Landlord as additional rent on demand. Notwithstanding the foregoing, in the event any work or action is urgently required at times when authorized representatives of Tenant cannot be located, Landlord may proceed with such reasonable steps as in its discretion are deemed by it to be necessary for the protection and preservation of the Premises and Tenant shall reimburse Landlord for the amount expended as additional rent on demand.

SECTION XIII      ALTERATIONS, ADDITIONS, IMPROVEMENTS AND REPAIRS

13.01 Landlord shall effect, at its expense, the work, if any, more fully described in Schedule "C" hereto. All improvements in and to the Premises other than those set forth in Schedule "C" shall be the responsibility of Tenant and shall be performed at Tenant's sole cost and expense, the whole subject to the terms and conditions set forth in this

       Section XIII. Should the Tenant require additional utilities, heating, ventilation or air conditioning, lighting or sprinklers, because of the nature of its business, in excess of those already provided to the Premises, then the Tenant shall be responsible for the cost of installing and/or supplying such additional utilities, subject to the Landlord's prior approval.

              All architectural plans and specifications setting forth Tenant's work may be prepared by a designer and/or architect of the Tenant's choice but shall be subject to Landlord's prior written approval as herein mentioned. Said plans and specifications shall include, without limitation, complete working drawings and specifications, floor plans, interior elevations, interior finishing schedules, special facilities or installations that affect the Premises and/or Tenant's perimeter walls, mechanical, plumbing, sprinklers, telephone and electrical work (including all fixtures, equipment and under floor services when applicable) and static and dynamic loading of floors. The Tenant plans and specifications shall be drawn to the same scale as the base Building working drawings. Tenant shall be responsible to ensure that the Tenant work, as designed, complies with all relevant laws, by-laws and regulations as well as with the Building module and structure and with the Building's mechanical, electrical, plumbing and other systems. Complete working drawings, plans and specifications shall be submitted to Landlord within twenty-one
              (21) days following execution of the Lease or within such other delay as the Landlord and Tenant have otherwise agreed. Within ten
              (10) days following receipt of the complete working drawings, plans and specifications, Landlord shall notify Tenant either of its approval thereof or of changes required and if Landlord notifies Tenant that changes are required, Tenant shall, within seven (7) days thereafter, submit the necessary amended drawings, plans and specifications. Failure by Tenant to submit complete working drawings, plans and specifications within the delays herein contemplated shall be deemed to be a delay in the completion of the Premises attributable to Tenant's fault.

13.02 All improvements, alterations, additions or repairs required or requested by the Tenant may, at the option of Landlord, be carried out by the Landlord or under the latter's coordination, in which event the Tenant shall pay for the costs thereof as well as an amount equal to twenty percent (20%) of such cost on account of Landlord's overhead, coordination and administration. In addition, the Tenant shall pay for the cost of all architectural, engineering and/or working drawings prepared to comply with the Tenant's requirements and for the cost of inputting such working drawings in any Building computerized design records that may from time to time be maintained as well as the foregoing fees calculated on the cost thereof. Payment shall be effected by way of a cash deposit and progress draws during the course of the work, the specifics of which shall be established by the Landlord, acting reasonably, from time to time.

13.03 Should the Landlord elect not to carry out improvements, alterations, additions or repairs required or requested by the Tenant, the Tenant shall not itself make any such improvements, alterations, additions or repairs to the Premises without obtaining all necessary permits from the appropriate public authorities and without the prior written consent of the Landlord, pursuant to Section 13.01 hereof. The Tenant shall be required to submit to the Landlord plans and specifications (in accordance with the provisions of Section 13.01 hereof and within the delays therein mentioned) for all such improvements, alterations, additions or repairs and Tenant shall pay for the cost of inputting such plans and specifications in any Building computerized design records that may from time to time be maintained. All such work shall be done by contractors approved by the Landlord, which approval shall not be unreasonably withheld. All such work shall be conditional upon such contractors paying the cost of temporary services and coordination during such construction, upon such contractors timing and performing their work in accordance with such rules and regulations as the Landlord may from time to time prescribe, upon such contractors carrying property damage and liability insurance satisfactory to the Landlord for its operations in the Building and upon the employees of such contractors not causing any labour trouble by their presence in the Building. Furthermore, the Tenant shall require that prior to entering the Premises or performing any work therein, the Tenant's contractors shall deliver to the Landlord a waiver and release from all privileges or rights of privilege that may then or thereafter exist for work done, labour performed or materials furnished under any contract and such contractors must agree to furnish to the Landlord a good and sufficient waiver of privilege for every subcontractor and supplier furnishing labour and material under the contract. The Tenant shall be responsible for any costs and expenses of the Landlord occasioned directly or indirectly by such work in the Premises. The cost of such improvements, alterations, additions or repairs shall be the sole responsibility of the Tenant and if any payment in respect thereof shall be made by the Landlord, the Landlord hereby reserving the right to do so in its sole discretion, the same shall be immediately payable by the Tenant on demand as additional rent. Tenant shall furthermore pay to the Landlord as additional rent on demand an amount equal to twenty percent (20%) of the total cost of all of such work representing Landlord's fee for administration and coordination of same.

13.04 All improvements, alterations, additions or repairs to the Premises (including all lighting installations such as, but not limited to, spotlights and tracks, all floor finishes of whatsoever nature placed upon the concrete floor of the Premises and all window coverings, built-ins and the like) shall, upon their completion, become a part of the Premises and the property of the Landlord and shall be surrendered with the Premises upon termination of this Lease without any compensation being due therefor; provided, however, that the Landlord shall have the option, in its sole discretion, to require the Tenant to remove at the Tenant's cost and under the Landlord's coordination and direction, all or any such improvements, alterations, additions or repairs including such as may have been made by Landlord at Tenant's request prior to or during the Term and to restore the Premises or any part thereof to their original condition, reasonable wear and tear only excepted.

13.05 If required by the Landlord or any governmental authority at any time during the term, the Tenant shall, at its sole cost and expense, remove from the Premises prior to the end of the Term, any Hazardous Substance which is or has been located, stored or incorporated in or on any part of the Premises by the Tenant. The foregoing obligation to remove any such Hazardous Substance shall survive the expiration or earlier termination of this Lease.

SECTION XIV       MAJOR REPAIRS

14.01 Should the Landlord effect improvements, alterations, additions or repairs to the Premises or Building, the Tenant shall permit same to be performed without being entitled to any indemnity or reduction in rental or any damages or compensation therefor. All such work shall be completed by the Landlord with reasonable dispatch and the cost thereof shall be included in Operating Expenses unless such work is otherwise Tenant's responsibility hereunder in which event Tenant shall pay for the full cost thereof.

SECTION XV        ACCESS TO PREMISES

15.01 The Landlord, its agents and representatives may enter the Premises at all reasonable times (and at any time during an emergency) to (a) inspect the Premises or any part thereof for the existence of any Hazardous Substance and to conduct an environmental audit or any testing required to satisfy itself that the Tenant's operation is being run in compliance with the applicable environmental laws, by-laws, rules and regulations, and (b) examine their condition and to view their state of repair or otherwise and Tenant covenants to comply and/or repair according to notice.

15.02 The Tenant shall allow the Premises to be exhibited during normal Business Hours to persons interested in acquiring the Land or Building or advancing money upon the security thereof. During the last eighteen (18) months of the Term, the Tenant shall also allow the Premises to be exhibited to persons interested in leasing same.

SECTION XVI       PROTECTION OF EQUIPMENT

16.01 The Tenant shall protect from damage and make all necessary repairs and replacements to the heating, ventilating and air-conditioning apparatus, water, gas and drain pipes, water closets, sinks and accessories thereof in and about the Premises and keep same free from all obstructions that might prevent their free working and shall give to the Landlord prompt written notice of any accident to or defects in same or any of their accessories.

SECTION XVII      COMPLIANCE WITH LAWS AND INDEMNIFICATION

17.01  (a)    The Tenant will not do or permit anything to be done in, upon or about the Premises or bring or keep anything therein which will in any way conflict with the regulations of the fire, police or health departments or with the rules, regulations, by-laws or ordinances of the municipality in which the Land and Building are situate, the applicable urban community (if any), or any governmental authority having jurisdiction over the Premises or the business conducted therein, all of which the Tenant undertakes to abide by and conform to.

       (b) The Tenant shall not use or permit or suffer the use of the Premises or any part thereof to generate, refine, treat, transport, store, handle, dispose of, produce, process or otherwise deal with any Hazardous Substance except in strict compliance with all applicable federal, provincial or municipal laws, draft laws, or regulations, including, without limitation, environmental, land use, occupational, health and safety laws, regulations, requirements or permits, and only if it has received the prior written consent of the Landlord, which consent may be unreasonably withheld.

       (c) The Tenant covenants to conduct itself and its business conducted on or from the Premises in compliance with, whether in draft form or otherwise, all federal, provincial and municipal laws, bylaws, regulations, orders, directives, codes, ordinances and approvals of all governmental authorities relating to environmental matters, or regulating air pollution, water pollution, and the use, storage, handling, treatment, or disposal of hazardous or toxic substances or other materials (including, without limitation, raw materials, products, supplies or wastes). The Tenant agrees to send to the Landlord within FIVE (5) days of receipt or completion thereof, any report, citation, or other writing including without limitation, hazardous waste disposal manifests, by, to, or from any governmental authority empowered to regulate any of the foregoing activities. The Tenant further agrees to remove from the Premises and properly dispose of and rectify any environmental impairment or damage caused by or contributed to by, any such hazardous or toxic substances, soils, or other materials when and as required from time to time or at any time by applicable laws, regulations and ordinances, or by the Landlord and in any event prior to the termination of its possession of the Premises.

       (d) The Tenant covenants and agrees that it will indemnify, save and hold harmless the Landlord, its agents and contractors from and against any penalty imposed for or damage arising from the breach of any such rules, regulations, by-laws or ordinances by the Tenant or those for whom the Tenant is responsible.

17.02 The Tenant shall pay to the Landlord any extra premiums of insurance that the company or companies insuring the Land and Building may exact in consequence of the business carried on by the Tenant, of anything brought into or stored in the Premises by the Tenant, or of the Tenant's operations. The Tenant shall furthermore protect the Landlord from claims made by other tenants in the Building in consequence of their insurance rates being increased as a result of such causes. The Tenant shall in no event bring into or store in the Premises anything which may make any insurance carried by the Landlord subject to cancellation.

17.03 The Tenant shall comply with the rules, requirements and recommendations of the Landlord's insurers, and with the requirements of all insurance companies having policies of any kind whatsoever in effect covering the Land and Building including policies insuring against tort or delictual liability. In no event shall any inflammable materials or explosives (except to the extent required by Tenant to carry on its business and then only as permitted by Landlord's and Tenant's insurers) be taken into or maintained within the Premises.

17.04 The Tenant shall indemnify, save and hold harmless the Landlord from and against all claims, liabilities or payments relating to the use and occupancy of the Premises and, without limiting the generality of the foregoing, Tenant does hereby agree to indemnify, save and hold harmless the Landlord from and against all claims, liabilities, damages, costs, suits or actions arising from:

       (a) any accident, injury (including death) or damage whatsoever or howsoever caused to any person or persons (including the Tenant, its employees, agents and invitees, any subtenant or licensee of the Tenant and all other persons claiming through or under any of them) or to the property of any such person or persons occurring during the Term, caused by the Tenant's want of repair to, or by the Tenant's use or occupation of the Premises;

       (b) any breach, violation or non-performance of any covenant, condition or agreement set forth in the present Lease on the part of Tenant to be fulfilled, kept, observed or performed;

       (c) the conduct or management of or from any work or thing whatsoever done, or not done, in or about the Premises by the Tenant, its agents, employees or contractors, or arising from any act of negligence by the Tenant or any of its agents, employees or contractors; and

       (d) the failure of the Tenant to fully, faithfully and punctually comply with all of the legitimate requirements of any public or quasi-public authority having jurisdiction over the Premises.

17.05 Notwithstanding any express or implicit obligation on the part of Landlord to insure and further notwithstanding any obligation on the part of Tenant to contribute to the Landlord's premiums, Tenant acknowledges that Tenant shall remain responsible for its negligence and those of all persons for whom it is in law responsible, that no insurable interest is conferred upon the Tenant under any of Landlord's insurance policies and that Tenant shall have no right to recover any proceeds thereunder or claim any right or title to such proceeds.

17.06 The Landlord shall maintain, operate, insure and repair the Building as would a prudent landlord of similar buildings.

SECTION XVIII     SECURITY DEPOSIT

18.01 The Landlord acknowledges receipt of the Security Deposit, to be held without interest, as security for the rent payable hereunder and or the faithful performance by the Tenant of each and every one of the covenants, conditions and agreements herein stipulated. The said sum shall not be applicable by the Tenant to the payment of Net Rent or any other charges for which the Tenant may become liable under this Lease and such Security Deposit shall not relieve the Tenant from the faithful and punctual performance of all covenants and conditions herein contained. If at any time during this Lease any sum owing by the Tenant hereunder is not paid when due, Landlord may appropriate and apply all or such part of the Security Deposit as is necessary to compensate Landlord for the amount then owing by Tenant, plus reasonable expenses incurred in connection therewith, and in such event Tenant shall remit to Landlord a sum sufficient to restore the Security Deposit to the original amount deposited within five (5) days of Landlord's written demand thereof, the whole without prejudice to such other rights, remedies and recourses as avail to Landlord as a consequence of Tenant's default. Ninety (90) days following the termination of this Lease or any renewal thereof, the said Security Deposit shall be returned to the Tenant providing the Tenant shall have complied in all respects with all terms, covenants and conditions herein contained. Notwithstanding the foregoing, if the Tenant fails to execute and deliver this Lease within five (5) days of receipt from the Landlord or fails to take possession of the Premises by the Commencement Date, the Landlord may, at its sole option, terminate this Lease, whereupon the Security Deposit shall be retained by the Landlord as liquidated damages on account of the Tenant's default and not as a penalty.

SECTION XIX       FIRE AND DESTRUCTION OF PREMISES

19.01 In the event the Building is destroyed or damaged by fire or other cause, or partly destroyed or damaged so that the Landlord shall decide not to restore or rebuild substantially the same nature and quality structure (whether or not the Premises are also damaged or destroyed), the Landlord may, within One Hundred and Eighty (180) days after such fire or other cause, give notice in writing to the other of such decision, whereupon this Lease shall expire forthwith and the Tenant shall immediately surrender the Premises and all interest therein to the Landlord and shall pay rent only to the date that the Premises are destroyed or the date of such surrender, whichever shall first occur. However, if the Landlord shall decide to restore or rebuild substantially the same nature and quality structure, this Lease shall remain in full force and effect and the Landlord agrees that the same shall be repaired with reasonable dispatch in which event the Net Rent shall be diminished in proportion to the time and the part of the Premises of which the Tenant has been deprived. In no event shall the Landlord be liable to the Tenant for any loss or damage occasioned by such fire or other cause.

19.02 In the event Landlord elects to restore or rebuild as aforesaid, it is expressly understood and agreed that the extent of Landlord's obligation will be to rebuild or restore to substantially the condition in which the Building and Premises were initially delivered to Tenant as modified to be consistent with the plans, specifications and design criteria selected by Landlord at the time of reconstruction. Nothing herein contained shall be construed to oblige the Landlord to repair or reconstruct any alterations, improvements or property of the Tenant. On the contrary, all other improvements in and to the Premises shall be the responsibility of Tenant who shall be obliged to repair and re-fixture to a standard at least equivalent to that which existed prior to the date of damage and destruction, the proceeds of insurance being carried by Tenant in respect to its property and improvements to be held in trust jointly by Landlord and Tenant for the purpose of said repair and replacement.

SECTION XX        NON-RESPONSIBILITY OF LANDLORD

20.01 The Landlord shall not be liable for any damage, loss, injury or destruction arising in or upon the Land, Building or Premises to any property or person nor for any personal injuries sustained by the Tenant, its officers, servants, employees, agents, invitees or licensees, which may result at any time from any reason or cause whatsoever, including, without limitation, the manufacturing, transportation, transfer, storage or disposal of any Hazardous Substance by the Tenant or any other occupant of the Premises (or any of their respective customers, suppliers, employees, agents, or other invitees) on or in any part of the Building, Land or Premises, the Tenant hereby covenanting to indemnify the Landlord of and from all loss, costs, claims or demands in respect of such damage, loss, injury or destruction. Without limiting the generality of the foregoing, the Landlord shall not under any circumstances be liable for any damage resulting from water, steam, rain or snow which may leak into, issue or flow from the pipes or plumbing or sprinklers or from any other part of the Building or from any other place or quarter. No event or occurrence herein contemplated shall be deemed an eviction or disturbance of the Tenant's enjoyment of the Premises nor render the Landlord liable in damages to the Tenant nor entitle the Tenant to claim any diminution in Net Rent or in any other amount payable hereunder.

20.02 The Landlord shall not be liable for failure to perform any of its obligations hereunder nor be responsible for any damage resulting from
       (i) delays in the construction and/or finishing of the Premises and/or the interruption or modification of any service or facility provided in the Building caused or required by strikes, riots, labour controversies, accidents, fault or delays caused by Tenant or third parties, fuel shortages, Acts of God or of the Queen's enemies, fire or other casualty, force majeure, cas fortuit, or (ii) any other cause beyond the Landlord's reasonable control and Landlord shall not be responsible for any acts or omissions of any other tenants or occupants of the Building or other third parties. No such occurrence or event shall be deemed an eviction or disturbance of the Tenant's enjoyment of the Premises nor render the Landlord liable in damages so the Tenant nor entitle the Tenant so claim any diminution in Net Rent or other amounts payable hereunder, bus in any such event the Landlord shall without delay take all reasonable steps so remove the cause of such interruption.

20.03 Without limiting the generality of the foregoing, the Landlord shall not be liable for any damage of any kind or nature to the Premises or to any goods, merchandise, stock-in-trade, assets fixtures, furniture, accessories or equipment belonging to the Tenant or to the Tenant's officers, servants, employees, agents, invitees or licensees resulting from robbery, burglary, theft or acts of violence of any kind, and the Tenant will hold the Landlord free, clear and harmless from any liability or loss resulting therefrom.

SECTION XXI       INSURANCE

21.01 Throughout the Term and any renewal thereof, Tenant shall take out and keep in force:

       (a) comprehensive general liability insurance (including blanket contractual liability coverage) with respect to the business carried on in or from the Premises and the use and occupancy thereof for bodily injury and death and damage to property of others in an amount of at least five million dollars ($5,000,000.00) (indexed annually based upon increases in the Cost of Living Index - All Items - Canada as determined by Statistics Canada or its successors) for each occurrence or such greater amount as Landlord may from time to time reasonably require;

       (b) all-risks insurance including the perils of fire, extended coverage, leakage from sprinkler and other fire protective devices, earthquake, collapse and flood in respect to furniture, equipment, inventory and stock-in-trade, fixtures, (plate glass if appropriate) and leasehold improvements located within the Premises and such other property located in or forming part of the Premises, including all mechanical or electrical systems (or portions thereof) installed by Tenant in the Premises, the whole for the full replacement cost (without depreciation) in each such instance;

       (c)    business interruption insurance in an amount equal to at least one
              (1) year's Net Rent, Tenants Proportionate Share of Real Estate Taxes, Operating Expenses and Tax on Capital or such greater amount as Landlord may from time to time reasonably require;

       (d) tenants' legal liability insurance in an amount equal to the replacement cost of the Premises or such greater amount as Landlord may from time to time reasonably require; and

       (e) such additional insurance as Landlord, acting reasonably, may from time to time require.

21.02  All policies of insurance shall (i) be in form satisfactory to Landlord,
       (ii) be placed with insurers acceptable to Landlord, (iii) provide that they will not be cancelled or permitted to lapse unless the insurer notifies Landlord in writing at least thirty (30) days prior to the date of cancellation or lapse, and (iv) be primary and not excess or contributing with any other insurance available to the Landlord or others insured thereunder. Each such policy shall name Landlord and any other party required by Landlord, including but not limited to its property manager as an additional insured(s) as its (or their) interest(s) may appear. Each liability policy will contain a provision of cross-liability and severability of interests as between Landlord and Tenant. All other policies referred to above shall contain a waiver of subrogation rights which Tenant's insurers may have against Landlord, Landlord's insurers and persons under Landlord's care and control. Notwithstanding anything contained in this Lease to the contrary, Tenant hereby releases and waives any and all claims against Landlord and those for whom Landlord is in law responsible with respect to occurrences which are or which are required to be insured against by Tenant hereunder. Tenant shall from time to time and if so requested by the Landlord, furnish Landlord with certified copies of all such insurance policies and the renewals thereof.

21.03 Should Tenant fail to take out or keep in force such insurance, Landlord will have the right to do so and to pay the premiums therefor and in such event Tenant shall repay to Landlord the amount paid as premiums as additional rent on demand.

SECTION XXII      DEFAULT

22.01  In any of the events following, namely:

       (a) if the Tenant shall fail to pay the Landlord any installment of Net Rent or any additional rent after it shall have become due and payable as herein provided;

       (b) if the Tenant shall be declared dissolved, bankrupt or wound-up or shall make any general assignment for the benefit of its creditors or take or attempt to take the benefit of any insolvency, winding-up or bankruptcy legislation or if a petition in bankruptcy or in winding-up or for reorganization shall be filed by or granted against the Tenant or if a receiver or trustee be appointed for or enter into physical possession of the property of the Tenant, or any part thereof;

       (c) if the Tenant shall assign, sublet or permit the use of the Premises by others except in a manner herein permitted;

       (d) if any seizure is practiced against the property of the Tenant in the Premises;

       (e) if the Tenant shall fail to take possession of the Premises or if the Tenant should vacate or abandon the Premises;

       (f) if any insurance carried by the Landlord be cancelled in consequence of the business carried on by the Tenant or in consequence of anything brought into or stored in the Premises by the Tenant;

       (g) if the Tenant shall default in the performance of any of its other obligations under this Lease including, without limitation, the obligation to pay business and water taxes in a timely manner, or fail to effect any payment that may result in a charge, lien, encumbrance or other right on the Land, Building or Premises or the property located therein or shall violate any of the rules and regulations hereinafter set forth or hereafter to be established by the Landlord and such default continues for five (5) days following receipt of written notice thereof; this Lease may be terminated ipso facto at the option of the Landlord upon written notice to the Tenant to such effect. It is expressly agreed that such right of termination shall be in addition and without prejudice to all other rights as provided by law or herein, the Landlord may re-enter and re-let the Premises to whomsoever it may choose without further notice or demand being necessary and may recover from the Tenant all amounts due hereunder at the date of such termination, expenses of such re-letting (including any repairs, decorating, alterations or improvements necessitated thereby) and rental for the six (6) months next succeeding the date of such termination or such longer period as maybe allowed by law, all of which shall immediately become due and payable. Thereafter the Tenant shall pay to the Landlord, as liquidated damages until the end of the Term, an amount equivalent to the rental provided in the Lease, less the sum of the net receipts (if any) derived by the Landlord from the re-letting of the Premises. As used herein, the expression "rental" shall mean the Net Rent, Tenant's Proportionate Share of Real Estate Taxes, Operating Expenses and Tax on Capital and all other additional rents payable hereunder. Any sums received by the Landlord from or for the account of the Tenant when the Tenant is in default hereunder may be applied, at the Landlord's option, to the satisfaction in whole or in part of any obligation of the Tenant then due hereunder in such manner as the Landlord sees fit and regardless of any imputation by law or any designation or instruction of the Tenant to the contrary.

SECTION XXIII     RELOCATION AND MODIFICATION

23.01 The Landlord shall have the right at any time and from time to time (including prior to the Commencement Date) to relocate the Tenant to other premises in the Building at Landlord's cost (if any) provided that the new location is similar in dimension and the Net Rent remains unchanged. The relocation shall not affect any of the other clauses or conditions of this Lease. The Tenant waives and renounces to any and all claims as a consequence of any action as contemplated hereunder.

23.02 Notwithstanding any provision of this Lease or any Schedule appended hereto to the contrary, the Landlord reserves the right at any time and from time to time to change, alter, modify or expand the Building as the Landlord in its sole and entire discretion deems expedient, same to include, without limitation, the right of the Landlord to add additional floors to the Building, to expand the length or width of the Building, and/or to change, alter and amend the location, dimensions or specifications of the pipes, wires, ducts, conduits, utilities, mechanical systems, common areas and other Building services (including such as may be contained in the Premises) and the right to block light or views. The Tenant waives and renounces to any and all claims as a consequence of the foregoing providing the physical dimensions of the Premises remain substantially as contemplated herein. No action on the part of Landlord hereunder shall constitute an eviction hereunder or a change in the form of destination of the Premises or any diminution of the peaceable enjoyment by the Tenant. In the event any such change results in additional land being utilized to service the Building, such additional land shall be deemed included in the definition of "Land" for all purposes.

       In the event any change contemplated herein results in a change in the rentable area of the Building, the Tenant's Proportionate Share shall be modified accordingly.

23.03 The Landlord reserves the right to construct other buildings, structures or improvements on the Land and to make such alterations and/or improvements to the Building and create such servitudes and other rights as may be necessary or desirable in order to permit any new structure or structures to be connected to the Building.

23.04 Should Landlord elect or be obliged to establish for the benefit and use of the tenants and their employees additional common areas or facilities including without limitation, a conference center or a day care center, in the Building, Tenant acknowledges that the net rentable area of the Premises shall at such time or times be deemed to be increased to include Tenant's Proportionate Share of the area of said additional common areas or facilities for purposes of calculating Net Rent, Tenant's contribution to Real Estate Taxes, Operating Expenses, Tax on Capital and other additional rent owing hereunder.

              In the event the said additional common areas or facilities are established, Tenant shall have the right of use thereof in common with other tenants of the Building, such use to be governed by such rules and regulations as may from time to time be established by Landlord. Landlord reserves the right at any time to discontinue the existence of said additional common areas or facilities in which event the net rentable area of the Premises shall be deemed to be decreased to exclude therefrom Tenant's Proportionate Share of the area thereof for purposes of calculating Net Rent, Tenant's contribution to Real Estate Taxes, Operating Expenses, Tax on Capital and other additional rents owing hereunder.

SECTION XXIV      ADDITIONAL PROVISIONS

24.01  (a)    Landlord: In the event of any sale or lease of the Building, the
              Landlord shall be and hereby is entirely released and relieved from all covenants and obligations of the Landlord hereunder, provided such purchaser or lessee agrees to assume and carry out any and all such covenants and obligations.

       (b) Amendment of Lease: No assent or consent to changes in or waiver of any part of this Lease shall be deemed or taken as made unless the same be done in writing and attached to or endorsed hereon by Landlord and Tenant. No covenant or term of the present Lease stipulated in favour of the Landlord or Tenant shall be waived, except by express written consent of the other, whose forbearance or indulgence in any regard whatsoever shall not constitute a waiver of the covenant, term or condition to be performed; and until complete performance of the said covenant, term or condition, the creditor thereof shall be entitled to invoke any remedies available under this Lease or by law despite such forbearance or indulgence.

       (c) Late Payments: The acceptance by the Landlord of any postdated cheque or money owing for Net Rent or additional rent after its due date is to be considered as a mode of collection only, without novation of, nor derogation from, any of Landlord's rights, recourses and actions in virtue of this Lease which demands punctual payment of all obligations.

              All sums owing by Tenant under this Lease not paid when due shall thereafter bear interest at a rate equivalent to five percent (5%) per annum above the prime lending rate of The Bank of Nova Scotia from time to time in effect

       (d) Tenant: All the covenants herein contained shall be deemed to have been made by and with the heirs, executors, administrators and permitted assigns or successors of each of the parties hereto, and if more than one Tenant, the covenants herein contained on the part of the Tenant shall be construed as being several as well as joint and where necessary reference to the Tenant as being of the masculine gender or in the singular number shall be construed as being in the feminine or neuter gender or in the plural number.

       (e) Brokerage Commission: As part of the consideration for the granting of this Lease, the Tenant represents and warrants that no broker, agent or other intermediary introduced the parties or negotiated or was instrumental in negotiating or consummating this Lease other than the Real Estate Broker, if any, named in Section
              1.01 hereof.

       (f) Notices and Demands: Subsequent to the Commencement Date, any notice or demand given by the Landlord to the Tenant shall be deemed to be duly given when served upon, mailed or faxed (provided such fax was confirmed by telephone) to the Tenant at the address of the Premises. The Tenant elects domicile at the Premises for the purpose of service of all notices, writs of summons or other legal documents in any suit at law, action or proceeding which the Landlord may take under or in connection with this Lease.

       (g) Registration of Lease: Tenant shall not register this Lease at length but only by memorial and then only after the form and terms of such memorial have been approved by the Landlord or its legal counsel, the whole as the cost of the Tenant, including the cost of registration and a copy for the Landlord. Should this Lease be registered, the Tenant shall, at the termination thereof, cause same to be radiated at its expense, failing which the Landlord will have the right to cause such radiation and charge the Tenant with the cost of same.

       (h) Additional Net Rent: In addition to Net Rent, all other monies payable pursuant to this Lease, as well as all sales, business transfer, goods and services and value added taxes, rates and duties or similar taxes, rates and duties which may at any time hereafter be imposed upon or by reference so the Net Rent and other sums owing by Tenant hereunder shall be payable by Tenant to Landlord immediately when due without reduction, deduction or compensation whatsoever and shall be additional rent and collectible as such.

       (i) Overloading - No Tacit Renewal: Should the Tenant remain in occupation of the Premises after the expiration of this Lease without having executed a new written lease or exercised its renewal with the Landlord, such holding over shall not constitute a renewal or extension of this Lease. In such event, the Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of the Term and the Landlord shall be entitled to all remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month subject to all the terms and conditions of this Lease save as to its duration and save that the Net Rent payable pursuant to Section IV hereof shall be three (3) times the Net Rent payable in the preceding year.

       (j) Prior Agreements: The present Lease cancels and supersedes all prior leases and agreements, written or otherwise, entered into by the Landlord and the Tenant regarding the Premises leased hereunder. This Lease and such rules and regulations as may be adopted and promulgated by the Landlord from time to time constitute the entire agreement between the parties.

       (k) Rights Cumulative: No right or remedy herein conferred upon or reserved to the Landlord is intended to be exclusive of any other right or remedy herein or by law provided, but such rights shall be cumulative and in addition to every other right or remedy herein or by law provided.

       (l) Performance by the Landlord: If the Tenant fails to pay any sum to any third party or perform any other obligation under this Lease, the Landlord may, without notice to any person, pay the said sum or perform the said obligation in the place and instead of the Tenant who shall be thereupon obliged to repay the said sum and/or reimburse and costs incurred by the Landlord in performing such obligation, together with a fee equal to twenty percent (20%) of the amount paid or the costs occurred, as the case may be, the whole without prejudice to any other rights or recourses of the Landlord which may accrue in the circumstances.

       (m) Severability: If any clause or provision herein contained shall be adjudged invalid, the same shall not affect the validity of any other clause or provision of this Lease, or constitute any other cause of action in favour of either party against the other.

       (n) Legal Costs: The Tenant will pay all costs of the Landlord, including reasonable legal fees on a solicitor and own client basis, incurred in collecting any money payable by the Tenant to the Landlord hereunder, enforcing performance of the Tenant covenants hereunder, doing anything which the Tenant has agreed to do hereunder but has not done and in exercise of any right or remedy of the Landlord hereunder or at law, any monies so payable to the Landlord shall be paid by the Tenant to the Landlord forthwith on demand.

       (o) Governing Law: This agreement shall be construed and interpreted in accordance with the laws of the Province of British Columbia.

       (p) Captions: The captions appearing in this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease or any provision thereof.

       (q) Non Recourse: Any obligation or liability that the Landlord may have pursuant to this Lease shall not be binding upon and resort shall not be had to, nor shall recourse or satisfaction be sought from, by the Tenant, its executors, administrators or assigns, the private property of the Landlord.

SECTION XXV       RULES AND REGULATIONS

25.01 The rules and regulations respecting the Land and Building which are more fully set forth in Schedule "D" hereto shall, during the Term, be observed and performed by the Tenant, its officers, servants, employees, agents, invitees and licensees, and the Landlord shall have the right to make reasonable alterations and additions to such rules and regulations and to make such other and further reasonable rules and regulations as in its judgment may from time to time be required for the safety, care and cleanliness of the Building including the Premises, and for the preservation of good order therein, and the same shall be observed and performed by the Tenant, its officers, servants, employees, agents, invitees and licensees. The Landlord may waive any one or more of these rules and regulations for the benefit of any particular tenant or tenants, but no such waiver by the Landlord shall be construed as a waiver of the rules and regulations in favour of any other tenant or tenants nor prevent the Landlord from thereafter enforcing any rules and regulations against all or any of the tenants in the Building. The Landlord agrees to notify the Tenant in writing of any changes in the rules and regulations.

SECTION XXVI      MORTGAGES AND SUBORDINATION

26.01 This Lease and all rights of Tenant hereunder shall be subject and subordinate at all times to any and all underlying leases, mortgages, deeds of truss or other security interests affecting the Building and/or the Land which have been executed or which may at any time hereafter be executed, and any and all extensions and renewals thereof and substitutions therefor. Tenant agrees to execute any instrument or instruments which Landlord may deem necessary or desirable to evidence the subordination of this Lease or to cede priority of its registration to any or all such underlying leases, mortgages, deeds of trust or other security interests.

26.02 Tenant covenants and agrees that if by reason of default by Landlord as lessee under any underlying lease in the performance of any of the terms or provisions of such underlying lease or by reason of a default under any mortgage or deed of trust to which this Lease is subject or subordinate and Landlord's title is terminated, it will attorn to the lessor under such underlying lease or the acquirer of the Building pursuant to any action taken under any such mortgage, deed of truss and Tenant will recognize such lessor or such acquirer as Tenant's lessor under this Lease.

26.03 Tenant waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport so give the Tenant any right of election to terminate this Lease or to surrender possession of the Premises in the event any such proceeding so terminate the underlying lease is brought by the lessor under any such underlying lease or any such action is taken under any such mortgage, deed of trust and agrees that this Lease shall not be affected in any way whatsoever by any such proceedings.

26.04 Tenant agrees to execute and deliver, at any time and from time to time upon the request of Landlord or of the lessor under any such underlying lease, or of the holder of any such mortgage or deed of trust, any instrument which may be necessary or appropriate to evidence such attornment.

26.05 Tenant will upon request of Landlord furnish to the lessor under any underlying lease and/or to each creditor under a mortgage, deed of trust and/or to an actual or prospective purchaser, or land lessee of Landlord's rights in and to the Land and/or Building and/or underlying lease a written statement that this Lease is in full force and effect and that the Landlord has complied with all its obligations under this Lease (or state those with which is has not complied) and any other reasonable written statement, document or essoppel certificate requested by any such lessor, creditor, purchaser or lessee.

SECTION XXVII     SCHEDULES

27.01  The Schedules are included in and form an integral part of this Lease.

SECTION XXVIII    SPECIAL CLAUSES

28.01 The Tenant authorizes the Landlord to withdraw Monthly Rent payments from the Tenant's account by way of direct withdrawals, as may be arranged from time to time between financial institutions administering the Tenant's and the Landlord's accounts. The Tenant further agrees to execute and provide whatever further documentation, account information, cancelled cheques or otherwise, which are reasonably requested by the Landlord in order to assist the Landlord in the administration of a pre-authorized payment procedure for monies owing or accruing due as Monthly Rent under this Lease. For the purposes of this Section 28.01, Monthly Rent means monthly amounts of Net Rent, Operating Expenses, Real Estate Taxes and Tax on Capital payable by the Tenant pursuant to this Lease.

28.02 The Landlord acknowledges receipt of a further deposit of $23,687.13 (the "Advance Rental Deposit"), which will be held by the Landlord in an interest-bearing account to be applied by the Landlord toward the Monthly Rent (as defined in Section 28.01) payable by the Tenant hereunder for the final five (5) months of the Term, namely the months of January through May (inclusive), 2003. Notwithstanding that such Advance Rental Deposit is to be applied by the Landlord to the Monthly Rent during the final five (5) months of the Term as aforesaid, in the event that the Tenant is able to satisfy the Landlord, in the Landlord's sole discretion, as to the Tenant's financial strength and covenant prior to the final five (5) months of the Term, then the Landlord may, at the Landlord's option, apply some or all of the Advance Rental Deposit to the Monthly Rent due and payable hereunder for such other months of the Term as the Landlord so elects. Notwithstanding anything to the contrary herein, if at any time during the Lease any sum owing by the Tenant hereunder or under the Lease is not paid when due, the Landlord may appropriate and apply all or such part of the Advance Rental Deposit as is necessary to compensate the Landlord for the amount then owing by the Tenant, plus reasonable expenses incurred in connection therewith, and in such event the Tenant shall remit to the Landlord a sum sufficient to restore the Advance Rental Deposit to the original amount deposited within five (5) days of the Landlord's written demand thereof, the whole without prejudice to such other rights, remedies and recourses as available to the Landlord as a consequence of the Tenant's default.

28.03 Provided the Tenant is not in default, the Landlord shall provide the Tenant with an improvement allowance which shall be solely applied to fixturing and modifying the Premises in the amount of $15.00 per square foot of rentable area of the Premises, or $30,360.00, plus goods and services tax (the "Allowance"). Such Allowance shall be payable after provision of satisfactory evidence of payment of all of the Tenant's contractors in full by the Tenant including but not limited to a statutory declaration that all fees and payments resulting from the modification and fixturing of the Premises have been made and provided this Lease has been fully executed and the Tenant has fully occupied the Premises and commenced business operations therein.

              All modifications to the Premises are to the Tenant's account and are subject to the Landlord's prior written approval and shall he made in accordance with the 1130 West Pender Street Tenant Guidelines, It is understood that the Landlord's contractor shall be utilized for all changes to the mechanical, electrical and life safety systems. All design and consultants' fees and permits are to the Tenant's account.

28.04 Throughout the Term, the Landlord shall make available for the Tenant, to use at its option, two (2) reserved parking stalls in the designated parking lot for the Building in which the Premises are located at the prevailing monthly rental rate, which rental rate may be adjusted by the Landlord from time to time.

IN WITNESS WHEREOF, the parties have signed these presents at the place first hereinabove mentioned.


1862 HOLDINGS LTD.

/s/ 1862 HOLDINGS LTD.
----------------------------------------
Authorized Signatory


/s/ 1862 HOLDINGS LTD.
----------------------------------------
Authorized Signatory


THE CORPORATE SEAL of
ANGELAUDIO.COM INC.
was hereunto affixed in the presence of:

/s/ Ian Stuart
----------------------------------------
Authorized Signatory


/s/ Riz Alikhan
----------------------------------------
Authorized Signatory

                                  SCHEDULE "A"

                              LAND DESCRIPTION FOR
                                1130 WEST PENDER

"Land" means those certain parcels or tracts of land situate lying in the City of Vancouver, Province of British Columbia and more particularly described as:

                           Parcel Identifier: 015-306-674
                           Lot 3, Except Part in Plan 17436,
                           Block 16 District Lot 185 Plan 92

                           Parcel Identifier: 015-306-682
                           Lot 4, Except Part in Plan 17436,
                           Block 16 District Lot 185 Plan 92

                           Parcel Identifier: 015-306-640
                           Lot 11 Block 16 District Lot 185 Plan 92

                           Parcel Identifier: 015-306-623
                           Lot 12 Block 16 District Lot 185 Plan 92

                                  SCHEDULE "C"

                                 LANDLORD'S WORK

The Premises shall be provided on an "as is" basis. The Tenant acknowledges and agrees that the Landlord has no responsibility or liability for making any renovations, alterations or improvements in or to the Premises.

                                  SCHEDULE "D"

                              RULES AND REGULATIONS

The Tenant shall observe the following Rules and Regulations (as amended, modified or supplemented from time to time by the Landlord as provided in the Lease):

1. The Tenant shall not use or permit the use of the Premises in such manner as to create any objectionable noise, odours or other nuisance or hazard, or breach any applicable thereto or any requirement of the Landlord's insurers, shall not permit the Premises to be used for cooking (except with the Landlord's prior written consent) or for sleeping, shall keep the Premises tidy and free from rubbish, shall deposit rubbish in receptacles which are either designated or clearly intended for waste and shall leave the Premises at the end of each business day in condition such as to facilitate the performance of the Landlord's janitor services in the Premises.

2. The Tenant shall not abuse, misuse or damage the Premises or any of the improvements or facilities therein, and in particular shall not deposit rubbish in any plumbing apparatus or use it for other than purposes for which it is intended, and shall not deface or mark any walls or other parts of the Premises.

3. The Tenant shall not perform, patronize or (to the extent under its control) permit any canvassing, soliciting or peddling in the Building, shall not install in the Premises any machines vending or dispensing refreshments or merchandise and shall not permit food or beverages to be brought to the Premises except by such means, at such time by such persons as have been authorized by the Landlord.

4. The entrances, lobbies, elevators, staircases and other facilities of the Building are for use only for access to the Premises and other parts of the Building and the Tenant shall not obstruct or misuse such facilities or permit them to be obstructed or misused by its agents, employees, invites or other under its control.

5. No safe or heavy office equipment shall be moved by or for the Tenant unless the consent of the Landlord is first obtained and unless all due care is taken. Such equipment shall be moved upon the appropriate steelbearing plates, skids or platforms and subject to the Landlord's direction, and at such times, by such means and by such persons as the Landlord shall have approved. No furniture, freight or bulky matter of any description shall be moved in or out of the Premises or carried in the elevators except during such hours as the Landlord shall have approved. Hand trucks and similar appliances shall be equipped with rubber tires and other safeguards approved by the Landlord, and shall be used only by prior arrangement with the Landlord.

6. The Tenant shall permit and facilitate the entry of the Landlord, or those designated by it, into the Premises for the purpose of inspection, repair, window cleaning and the performance of other janitor services, and shall not permit access to main header ducts, janitor and electrical closets and other necessary means of access to mechanical, electrical and other facilities to be obstructed by the placement of furniture or otherwise. The Tenant shall not place any additional locks or other security devices upon any doors of the Premises without the prior written approval of the Landlord and subject to any conditions imposed by the Landlord for the maintenance of necessary access.

7. The Landlord may require that all or any persons entering and leaving the Building at any time other than between the hours of 8:00 a.m. and 5:30 p.m. Monday to Friday, inclusive, of each week satisfactorily identify themselves and register in the books kept for the purpose and may prevent any person from entering the Premises unless provided with a key thereto and a pass or other authorization from the Tenant in a form satisfactory to the Landlord and may prevent any person removing any goods therefrom without written authorization.

8. The Tenant shall refer to the Building only by the name from time to time designated by the Landlord for it and shall use such name only for the business address of the Premises and not for any promotion or other purpose.

9. The Tenant shall not interfere with window coverings installed upon exterior windows, and shall close or (if such window coverings are remotely controlled) permit to be closed such window covering during such hours from dusk to dawn as the Landlord may require, and shall not install or operate any interior drapes installed by the Tenant so as to interfere with the exterior appearance of the Building.

                                  SCHEDULE "E"

                      MINIMUM STANDARDS FOR TENANT FINISHES

_____ made in accordance with the 1130 West Pender Street Tenant Guidelines